UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 15, 2007


                     Exact name of registrants as specified
                         in their charters, address of            IRS Employer
 Commission             principal executive offices and          Identification
 File Number              registrants' telephone number              Number
----------------    ---------------------------------------      --------------
   1-14465                         IDACORP, Inc.                   82-0505802
   1-3198                      Idaho Power Company                 82-0130980
                               1221 W. Idaho Street
                               Boise, ID 83702-5627
                                 (208) 388-2200

               State or Other Jurisdiction of Incorporation: Idaho

                                      None
--------------------------------------------------------------------------------
          Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                  IDACORP, Inc.
                               IDAHO POWER COMPANY
                                    Form 8-K

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

On November 15, 2007, the Board of Directors of IDACORP, Inc. ("IDACORP") amended IDACORP's bylaws, effective immediately, to change the provisions relating to mandatory retirement for directors who reach age 72. The provisions which required retirement upon reaching age 72 were amended to require retirement immediately prior to the first annual meeting of shareholders after reaching age 72. A copy of IDACORP's bylaws as amended is filed as Exhibit 3.1 hereto.

On November 15, 2007, the Board of Directors of Idaho Power Company ("IPC") amended IPC's bylaws and Restated Articles of Incorporation to change the provisions relating to mandatory retirement for directors who reach age 72. The provisions which required retirement upon reaching age 72 were amended to require retirement immediately prior to the first annual meeting of shareholders after reaching age 72. The charter amendment was approved by IDACORP as sole shareholder of IPC on November 15, 2007 and became effective upon filing with the Secretary of State of Idaho on November 19, 2007. A copy of the IPC bylaws as amended is filed as Exhibit 3.2 hereto, and a copy of the charter amendment is filed as Exhibit 3.3 hereto.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits.

     Number     Description

     3.1        Amended Bylaws of IDACORP, as amended November 15, 2007

     3.2        Amended Bylaws of Idaho Power Company, as amended November 15,
                2007

     3.3 Articles of Amendment to Restated Articles of Incorporation of Idaho Power Company, as amended, as filed with the Secretary of State of the State of Idaho on November 19, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated:  November 19, 2007

                                          IDACORP, Inc.

                                          By:   /s/ Darrel T. Anderson
                                               ------------------------
                                               Darrel T. Anderson
                                               Senior Vice President -
                                               Administrative Services
                                               and Chief Financial Officer



                                          IDAHO POWER COMPANY

                                          By:   /s/ Darrel T. Anderson
                                               ------------------------
                                               Darrel T. Anderson
                                               Senior Vice President -
                                               Administrative Services
                                               and Chief Financial Officer

                                INDEX TO EXHIBITS

     Number     Description

     3.1        Amended Bylaws of IDACORP, as amended November 15, 2007

     3.2        Amended Bylaws of Idaho Power Company, as amended November 15,
                2007

     3.3 Articles of Amendment to Restated Articles of Incorporation of Idaho Power Company, as amended, as filed with the Secretary of State of the State of Idaho on November 19, 2007